ST Q4 2022 5 Logistics Drive Carlisle, PA 205,090 Square Feet ILPT Ownership: 22% INVESTOR PRESENTATION

2 INDUSTRIAL LOGISTICS PROPERTIES TRUST This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever ILPT uses words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, ILPT is making forward-looking statements. These forward-looking statements are based upon ILPT’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Forward-looking statements in this presentation relate to various aspects of ILPT’s business, including: ILPT’s ability to complete its long term financing plan for the acquisition of Monmouth Real Estate Investment Corporation (MNR); ILPT’s ability to reduce its leverage; ILPT’s ability to raise debt or equity capital; ILPT’s ability to pay interest on and principal of its debt or refinance such debt; ILPT’s ability to appropriately balance its use of debt and equity capital; ILPT’s ability to maintain sufficient liquidity; ILPT’s ability and the ability of the industrial and logistics properties real estate sector and its tenants to operate under unfavorable market and economic conditions, such as rising or sustained high interest rates and high inflation, labor market challenges, volatility in the public equity and debt markets, geopolitical instability and economic recessions or downturns; ILPT’s tenants’ ability and willingness to pay their rent obligations; ILPT’s ability to compete for tenancies; the likelihood that ILPT’s rents will increase when ILPT renews or extends its leases, when it enters new leases, or when its rents reset at its properties in Hawaii; the likelihood that ILPT’s tenants will renew or extend their leases or that ILPT will be able to obtain replacement tenants on terms as favorable to ILPT as the terms of its existing leases; the credit qualities of ILPT’s tenants; changes in the security of cash flows from ILPT’s properties; changes in global supply chain conditions and emerging technologies; ILPT’s belief that the industrial and logistics sector and many of its tenants are critical to sustaining a resilient supply chain and that its business will benefit as a result; ILPT’s expectations that e-commerce will continue to stimulate demand for industrial and logistics properties and that strong absorption and rent growth and high occupancy will continue; ILPT’s ability to pay distributions to its shareholders and to increase or sustain the amount of such distribution; ILPT’s policies and plans regarding investments, financings and dispositions; ILPT’s acquisitions or sales of properties; ILPT’s ability to sell properties for proceeds it targets; ILPT’s ability to prudently pursue, and successfully and profitably complete, expansion and renovation projects at its properties and to realize its expected returns on those projects; ILPT’s ability to sell additional equity interests in its existing, or enter into additional, real estate joint ventures or to attract co-venturers and benefit from its existing joint ventures or any real estate joint ventures it may enter into; whether ILPT may contribute additional properties to its joint ventures and receive proceeds from the other investors in its joint ventures in connection with any such contributions; ILPT’s expectation that it benefits from its relationships with The RMR Group LLC (RMR); ILPT’s qualification for taxation as a real estate investment trust (REIT); changes in federal or state tax laws; changes in environmental laws or in their interpretations or enforcement as a result of climate change or otherwise, or ILPT’s incurring environmental remediation costs or other liabilities; and the development, redevelopment or repositioning of ILPT’s properties. ILPT’s actual results may differ materially from those contained in or implied by its forward-looking statements as a result of various factors, such as the impact of increasing or sustained high interest rates, inflation, labor market challenges, volatility in the public equity and debt markets, unfavorable commercial real estate industry conditions, geopolitical instability and economic recessions or downturns on ILPT and its tenants, competition within the commercial real estate industry, particularly for industrial and logistics properties in those markets in which its properties are located, compliance with, and changes to, federal, state and local laws and regulations, accounting rules, tax laws and similar matters, limitations imposed on ILPT’s business and its ability to satisfy complex rules in order for ILPT to maintain its qualification for taxation as a REIT for U.S. federal income tax purposes, actual and potential conflicts of interest with ILPT’s related parties, including its managing trustees, RMR and others affiliated with them, and acts of terrorism, outbreaks of pandemics or other significant adverse public health safety events or conditions, war or other hostilities, supply chain disruptions or other manmade or natural disasters beyond its control. ILPT’s Annual Report on Form 10-K for the year ended December 31, 2022 and its other filings with the Securities and Exchange Commission (SEC), including under the caption “Risk Factors”, identify other important factors that could cause differences from its forward-looking statements. ILPT’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance upon ILPT’s forward-looking statements. Except as required by law, ILPT does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Notes Regarding Certain Information in this Presentation This presentation contains industry and statistical data that ILPT obtained from various third party sources. Nothing in the data used or derived from third party sources should be construed as investment advice. Some data and other information presented are also based on ILPT’s good faith estimates and beliefs derived from its review of internal surveys and independent sources and its experience. ILPT believes that these external sources, estimates and beliefs are reliable and reasonable, but it has not independently verified them. Although ILPT is not aware of any misstatements regarding the data presented herein, these estimates and beliefs involve inherent risks and uncertainties and are based on assumptions that are subject to change. Unless otherwise noted, (1) all data presented are as of or for the three months ended December 31, 2022, (2) references to “weighted average” mean a weighted average by annualized rental revenues and (3) references to “annualized rental revenues” mean the annualized contractual rents, as of December 31, 2022, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions, including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants (annualized rental revenues may differ from actual historical rental revenues calculated pursuant to U.S. Generally Accepted Accounting Principles (GAAP)). Non-GAAP Financial Measures This presentation contains non-GAAP financial measures including FFO and Normalized FFO Attributable to Common Shareholders, EBITDA, EBITDAre, Adjusted EBITDAre, NOI and Cash Basis NOI. Calculations of, and reconciliations for these metrics to the closest GAAP metrics, are included in an Appendix hereto. Please refer to Certain Definitions in the Appendix for terms used throughout this presentation. WARNING REGARDING FORWARD LOOKING STATEMENTS

3 INDUSTRIAL LOGISTICS PROPERTIES TRUST 3 U.S. REIT with 413 Industrial & Logistics Properties ILPT AT A GLANCE Industrial Logistics Properties Trust (Nasdaq: ILPT) is a real estate investment trust, or REIT, focused on owning and leasing high quality distribution and logistics properties that serve the growing needs of e-commerce. More than 75% of ILPT’s annualized rental revenues are derived from investment grade tenants, tenants that are subsidiaries of investment grade rated entities or Hawaii land leases. 30% Annualized Rental Revenues from FedEx 60 Million Rentable Square Feet Located in 39 States 9 Years of Weighted Average Remaining Lease Term 78% Annualized Rental Revenues from Investment Grade Tenants/Subsidiaries or Hawaii Land Leases 99% Occupancy 29% Annualized Rental Revenues from Properties in Hawaii

4 INDUSTRIAL LOGISTICS PROPERTIES TRUST 29 Other States, 30.9% HI, 28.9% OH, 7.0% IN, 5.6% SC, 5.1% FL, 5.1% GA, 4.7% TX, 4.1% NJ, 3.4% TN, 2.8% NC, 2.4% GEOGRAPHIC DIVERSITY WITH A UNIQUE HAWAIIAN FOOTPRINT Location and Number of Properties Geographic Mix of Annualized Rental Revenues • 187 industrial and logistics properties located in 38 states. • 43.3 million square feet that is 99.4% leased with a 6.6 year weighted average (by annualized rental revenues) lease term (WALT). • Accounts for 71% of annualized rental revenues. • Leases typically include fixed rent increases. • Tenants have invested significantly in improvements. • 226 well-located properties near Oahu’s prime CBD. • 16.7 million square feet that is 98.2% leased with a 14.7 year WALT (by annualized rental revenues). • Accounts for 29% of annualized rental revenues. • Rents reset to fair market value periodically. • Location and scarcity of land continues to drive portfolio value. Hawaii PropertiesMainland Properties 226 3 2 4

9 SELECT PORTFOLIO PROPERTIES Burlington, NJ 7303 Rickenbacker Parkway, West Columbus, OH 357,504 Square Feet ILPT Ownership: 100% 309 Dulty’s Lane Burlington, NJ 633,836 Square Feet ILPT Ownership: 100% 4690 Global Avenue NW Concord, NC 330,717 Square Feet ILPT Ownership: 61% Sand Island Industrial Land, Honolulu, HI 48 Buildings and Leaseable Land Parcels Approximate Square Feet: 2,448,000 ILPT Ownership: 100% INDUSTRIAL LOGISTICS PROPERTIES TRUST 5

6 INDUSTRIAL LOGISTICS PROPERTIES TRUST INDUSTRIAL REAL ESTATE FUNDAMENTALS REMAIN STRONG Robust demand for industrial and logistics properties will enable owners like ILPT to maintain high occupancy rates and increase rents. • U.S. industrial REIT sector has benefited from strong secular demand driven by e-commerce growth, supply chain optimization and evolving consumer buying preferences. • Net absorption and rent growth are trending above historical averages. (1) Source: CBRE Research. U.S. Industrial Net Absorption(1) U.S. Industrial Net Asking Rent(1) 0 20 40 60 80 100 120 140 160 180 200 Q 4' 16 Q 2' 17 Q 4' 17 Q 2' 18 Q 4' 18 Q 2' 19 Q 4' 19 Q 2' 20 Q 4' 20 Q 2' 21 Q 4' 21 Q 2' 22 Q 4' 22 N et A b so rp tio n (m sf ) Net Absorption Average 0.0% 4.0% 8.0% 12.0% 16.0% Q 4' 16 Q 2' 17 Q 4' 17 Q 2' 18 Q 4' 18 Q 2' 19 Q 4' 19 Q 2' 20 Q 4' 20 Q 2' 21 Q 4' 21 Q 2' 22 Q 4' 22 G ro w th Y ea r- o ve r- Y ea r Rent Growth Average

7 INDUSTRIAL LOGISTICS PROPERTIES TRUST 0% 2% 4% 6% 8% 10% 12% 14% 16% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 11' 12' 13' 14' 15' 16' 17' 18' 19' 20' 21' 22' In-Store Sales U.S. E-commerce Sales % Online $0 $200 $400 $600 $800 $1,000 $1,200 11' 12' 13' 14' 15' 16' 17' 18' 19' 20' 21' 22' GROWTH IN E-COMMERCE DRIVING INCREMENTAL INDUSTRIAL DEMAND E-commerce will continue to drive demand for industrial and logistics properties, support rent growth and sustain a favorable investment environment. (1) Source: U.S. Census Bureau as of February 17, 2023. Q4 2022 data is preliminary data as of this publication. ($B) ($B) U.S. E-Commerce Sales(1) U.S. Retail Sales Composition & E-Commerce as a % of Total(1)

INDUSTRIAL LOGISTICS PROPERTIES TRUST SELECT PORTFOLIO PROPERTIES 7307 Rickenbacker Parkway, West Columbus, OH 357,504 Square Feet 510 John Dodd Road Spartanburg, SC 1,015,740 Square Feet ILPT Ownership: 100% 101 North Campus Drive Imperial, PA 125,860 Square Feet ILPT Ownership: 61% 3800 Midlink Drive Kalamazoo, MI 158,497 Square Feet ILPT Ownership: 100% 4000 Principio Parkway North East, MD 1,194,744 Square Feet ILPT Ownership: 100% 8

9 INDUSTRIAL LOGISTICS PROPERTIES TRUST Warehouse & Distribution: 65% Ground Lease: 29% Light Manufacturing: 6% HIGH QUALITY INDUSTRIAL PROPERTIES Property Type % of Annualized Rental Revenues Tenant Industry Type % of Portfolio Transportation & Shipping 36.4 Construction & Building Materials 10.5 Automotive 8.9 Food and Beverage 8.7 E-Commerce 7.4 Real Estate & Financial 5.2 Wholesale Trade 4.4 Commercial & Electronic Equipment 2.6 Manufacturing 2.2 Paper & Packaging 1.8 Technology & Communications 1.6 Furniture 1.5 Energy 1.5 Other 7.3 Total 100% Highly functional industrial properties leased to tenants in thriving industries and well located Hawaii land. Approximately 90% of Mainland rental revenues are generated by logistics facilities.

10 INDUSTRIAL LOGISTICS PROPERTIES TRUST STRONG CREDIT QUALITY AND DIVERSIFIED TENANT BASE More than 75% of annualized rental revenues are derived from investment grade tenants/subsidiaries or from secure Hawaii land leases. Tenant Credit Characteristics % of Annualized Rental Revenues Other Unrated or Non-IGR Other Leased Hawaii Lands Investment Grade Rated: 20% Subsidiaries of Investment Grade Rated Parent Entities: 39% Other Leased Hawaii Lands: 19% Other Unrated or Non-Investment Grade: 22% Top 10 Tenants % of Total Annualized Rental Revenues 1 FedEx Corporation 29.6% 2 Amazon.com, Inc. 6.7% 3 The Home Depot, Inc.(1) 4.4% 4 United Parcel Service 1.6% 5 Restoration Hardware, Inc. 1.5% 6 Servco Pacific, Inc. 1.4% 7 American Tire Distributors, Inc. 1.3% 8 TD SYNNEX Corporation 1.1% 9 Monarch Beverage 1.0% 10 Berkshire Hathaway Inc. 1.0% Total 49.6% (1) Includes an executed lease for 2,238,000 square feet in Hawaii that is expected to commence in the second quarter of 2024.

11 INDUSTRIAL LOGISTICS PROPERTIES TRUST RECENT BUSINESS HIGHLIGHTS Full Year 2022 Same Property Cash Basis NOI Rental Rates Leasing Activity +1.0% +47.3% Leasing Activity WALT (SQ FT) 14.6 years Same Property NOI +2.6% 7,811,000 SF 11

12 INDUSTRIAL LOGISTICS PROPERTIES TRUST Mountain Industrial JV(1) Consolidated ILPT 61% Ownership 94 Properties 99.1% Occupancy $33.1M NOI $31.7M Cash Basis NOI $29.8M Adjusted EBITDAre $3.2B Total Gross Assets (1) Amounts represent this joint venture at 100%, not ILPT’s proportionate share thereof. INVESTMENT PORTFOLIO Q4 2022 RESULTS $1.7B Total Debt Mainland Properties 92 Properties 99.6% Occupancy $29.2M NOI $29.0M Cash Basis NOI $26.0M Adjusted EBITDAre $1.9B Total Gross Assets $1.7B Total Debt Hawaii Properties 226 Properties 98.2% Occupancy $21.1M NOI $19.0M Cash Basis NOI $19.9M Adjusted EBITDAre $719M Total Gross Assets $863M Total Debt 100% Ownership $7.8M Normalized FFO -$5.0M Normalized FFO $1.2M Normalized FFO 310 SF Leasing Activity +22.3% Rental Rates 612 SF Leasing Activity +27.2% Rental Rates 447 SF Leasing Activity +4.4% Rental Rates 12

3.3 2.6 3.0 3.6 7.8 25.1% 20.1% 16.7% 16.9% 47.3% -20.0% -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% -1.0 1.0 3.0 5.0 7.0 9.0 11.0 2018 2019 2020 2021 2022 Total Leasing (msf) Rent Roll-Up PROACTIVE ASSET MANAGEMENT AND LEASING Leasing Activity Square Footage in Millions INDUSTRIAL LOGISTICS PROPERTIES TRUST ILPT achieved record annual leasing activity during 2022 as a result of strong industry demand for high quality industrial real estate. 13 WALT by SF (years) 15.6 9.4 11.4 9.6 14.6 28 Transactions 2.8 Million Total Square Feet Leasing Pipeline 1.2 Million Square Feet in Advanced Stages of Negotiation

1.3% 1.4% 0.6% 1.3% 2.2% 2023 2024 2025 2026 2027 Hawaii Expirations Hawaii Resets 1.1% 1.4% 3.1% 2.0% 5.0% 2023 2024 2025 2026 2027 LEASE EXPIRATIONS AND RENT RESETS BY INVESTMENT PORTFOLIO INDUSTRIAL LOGISTICS PROPERTIES TRUST 14 Hawaii Property Expirations and Resets % Total ILPT Annualized Rental Revenues Mountain Joint Venture Expirations % Total ILPT Annualized Rental Revenues Wholly Owned Mainland Property Expirations % Total ILPT Annualized Rental Revenues 2.3% 5.1% 3.1% 2.6% 5.5% 2023 2024 2025 2026 2027 4.6% 7.9% 6.8% 5.8% 12.7% 2023 2024 2025 2026 2027 Total Mainland Lease Expirations Total Hawaii Expirations and Resets Total Consolidated Portfolio Expirations and Resets % Total ILPT Annualized Rental Revenues

INDUSTRIAL LOGISTICS PROPERTIES TRUST

DEBT SUMMARY

Key Facts

- Total consolidated debt of $4.3 billion.
- Weighted average debt maturity term of 4.2 years, excluding extension options.
- No material debt maturities until 2027, including extension options.
- Weighted average interest rate on debt of 5.4%.
- Consolidated net debt to annualized adjusted EBITDA*re* of 13.1x.

Total Consolidated Debt


Secured Floating Rate Debt
$1.2B
JV Secured Floating Rate Debt
$1.4B
Secured Fixed Rate Debt
$1.7B

Debt Maturity

($ in Millions)


$22.4
$2,658.3(1)
$24.1
$25.0
$26.0
$1,534.5
2023
2024
2025
2026
2027
2028+

Note: Table above includes principal payments of our amortizing loans.

Current Estimated Quarterly Interest Expense Run-Rate

($ in Millions)

Cash Interest Expense (2)	$59.5
Non-Cash Deferred Finance Fee Amortization	6.9
Non-Cash Interest Rate Cap Amortization (3)	6.3
Total estimated quarterly interest expense run-rate	**$72.7**

(1) Includes $2.635 billion of loans that mature in 2024, subject to three one-year extension options, subject to meeting certain conditions.
(2) Assumes short term interest rates remain at or above the strike rate on ILPT interest rate caps.
(3) Represents the amortization of the premium we paid to acquire our interest rate caps over their terms in accordance with GAAP.

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JOINT VENTURES $11.1 Million$29.8 Million Mountain Industrial REIT LLC 22% / 78% Number of Properties Square Feet EBITDAre1 61% / 39% 1894 11,726,000 SF20,981,000 SF ILPT/JV Ownership The Industrial Fund REIT LLC Raise capital at property net asset value. Grow relationships with new and existing investors. Target opportunistic acquisitions. INDUSTRIAL LOGISTICS PROPERTIES TRUST 1. Three months ended December 31, 2022. 16

17 INDUSTRIAL LOGISTICS PROPERTIES TRUST RMR’s Operations Include: National Multi-Sector Investment Platform OFFICE INDUSTRIAL GOVERNMENT MEDICAL OFFICE LIFE SCIENCE SENIOR LIVING HOTELS SERVICE RETAIL RMR Managed Companies Over 38,000 Employees Nearly 2,100 Properties More than $16 billion in Annual Revenues Over $37 Billion in AUM Approximately 600 CRE Professionals More than 30 Offices Throughout the U.S. Financial Services: Real Estate Services: Business Services: Accounting Acquisitions/ Dispositions Administration Capital Markets Asset Management Human Resources Compliance/ Audit Construction/ Development Information Technology (IT) Finance/ Planning Engineering Investor Relations Treasury Leasing Marketing Tax Property Management Legal/ Risk Management MANAGED BY THE RMR GROUP LLC, AN ALTERNATIVE ASSET MANAGER The RMR Group LLC

18 INDUSTRIAL LOGISTICS PROPERTIES TRUST • Base Business Management Fee: 0.5% multiplied by the lower of (i) gross historical cost or (ii) average market capitalization.(1) • Property Management Fees: 3% of gross collected rents and 5% of construction costs. • Incentive Management Fee: 12% of the outperformance of our total return per share compared to the MSCI U.S. REIT/Industrial REIT Index over a three year period multiplied by equity market capitalization.(2)(3) 1. The first $250 million of growth is subject to a fee based on 0.7%. 2. We amended our business management agreement with RMR so that the MSCI U.S. REIT/Industrial REIT Index is used for periods beginning on and after August 1, 2021, with the SNL U.S. REIT Industrial Index used for the periods prior to August 1, 2021. This change of index was due to S&P Global ceasing to publish the SNL U.S. REIT Industrial Index. 3. The measurement periods are generally three year periods ending with the year for which the incentive management fee is being calculated. • If ILPT’s stock price goes up and its total market cap exceeds its historical cost of real estate; RMR base management fee is capped at 50 bps of historical cost of real estate. • If ILPT’s stock price goes down and its historical cost of real estate exceeds its total market cap; RMR gets less base management fee (50 bps on equity market cap plus debt). • Incentive fee structure keeps RMR focused on increasing total shareholder return. • Members of RMR senior management are holders of ILPT stock, some subject to long term lock up agreements. • ILPT shareholders have visibility into RMR, a publicly traded company. • ILPT benefits from RMR’s national footprint and economies of scale of $37 billion platform. Key Terms of Management Agreements MANAGEMENT ALIGNED WITH SHAREHOLDER INTERESTS Alignment of Interests

19 INDUSTRIAL LOGISTICS PROPERTIES TRUST A WINNING TRADITION RMR RECOGNITION EPA’S ENERGY STAR Partner of the Year 2019 - 2022. 70 properties with EPA ENERGY STAR certifications 60 properties with BOMA designations. Ranked #2 for portfolio with most designations 56 properties with LEED designations SUSTAINABILITY Boston Globe’s Top Places to Work; 2020, 2021 & 2022 Commercial Property Executive Top Commercial Property Managers; ranked 9th 2020 Women on Boards; Winning Organization 2020 Fortune Magazine’s Fastest Growing Companies ranked 75th 2019 GlobeSt. Real Estate Forum’s Best Places to Work 2022 Boston Business Journal Middle Market Leader 2020, 2022 IREM Real Estate Management Excellence Award (REME) for Leadership & Development 2019 To find out more about RMR’s highlights, insights and accomplishments please visit The RMR Group’s annual Sustainability Report.

20 INDUSTRIAL LOGISTICS PROPERTIES TRUST APPENDIX 482 Chaney Avenue Greenwood, IN 671,354 Square Feet ILPT Ownership: 61%

INDUSTRIAL LOGISTICS PROPERTIES TRUST

SELECTED FINANCIAL INFORMATION

(dollars in thousands, except per share data)	As of and For the Three Months Ended				
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Selected Balance Sheet Data:					
Total gross assets	$ 5,949,633	$ 5,962,116	$ 6,166,704	$ 6,286,275	$ 2,076,048
Total assets	$ 5,676,166	$ 5,719,635	$ 5,955,838	$ 6,103,793	$ 1,908,558
Total liabilities	$ 4,345,395	$ 4,358,125	$ 4,520,904	$ 4,499,824	$ 870,516
Total equity	$ 1,330,771	$ 1,361,510	$ 1,434,934	$ 1,603,969	$ 1,038,042
Selected Income Statement Data:					
Rental income	$ 106,339	$ 103,215	$ 107,222	$ 71,375	$ 56,496
Net (loss) income	$ (41,759)	$ (83,974)	$ (151,321)	$ (9,787)	$ 63,207
Net (loss) income attributable to common shareholders	$ (31,043)	$ (45,627)	$ (143,539)	$ (6,514)	$ 63,207
NOI	$ 83,598	$ 81,013	$ 86,894	$ 55,167	$ 43,771
Cash Basis NOI	$ 79,931	$ 76,969	$ 79,949	$ 53,691	$ 41,925
Adjusted EBITDAre	$ 79,213	$ 76,072	$ 80,811	$ 52,532	$ 42,162
FFO attributable to common shareholders	$ 5,440	$ (10,134)	$ (2,001)	$ 8,102	$ 31,228
Normalized FFO attributable to common shareholders	$ 5,440	$ 14,873	$ 28,302	$ 27,603	$ 31,714
Per Common Share Data (basic and diluted):					
Net (loss) income attributable to common shareholders	$ (0.48)	$ (0.70)	$ (2.20)	$ (0.10)	$ 0.97
FFO attributable to common shareholders	$ 0.08	$ (0.16)	$ (0.03)	$ 0.12	$ 0.48
Normalized FFO attributable to common shareholders	$ 0.08	$ 0.23	$ 0.43	$ 0.42	$ 0.49
Dividends:					
Annualized dividends paid per share	$ 0.04	$ 0.04	$ 1.32	$ 1.32	$ 1.32
Annualized dividend yield (at end of period)	1.2%	0.7%	9.4%	5.8%	5.3%
Normalized FFO attributable to common shareholders payout ratio	12.5%	4.3%	76.7%	78.6%	67.3%

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22 INDUSTRIAL LOGISTICS PROPERTIES TRUST CALCULATION AND RECONCILIATION OF NOI AND CASH BASIS NOI

23 INDUSTRIAL LOGISTICS PROPERTIES TRUST RECONCILIATION OF NOI TO SAME PROPERTY NOI AND CALCULATION OF SAME PROPERTY CASH BASIS NOI

24 INDUSTRIAL LOGISTICS PROPERTIES TRUST CALCULATION OF EBITDA, EBITDAre AND ADJUSTED EBITDAre 1. Amounts represent equity based compensation to our trustees, our officers and certain other employees of RMR.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

CALCULATION OF FFO AND NORMALIZED FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS

(dollars and shares in thousands, except per share data)	For the Three Months Ended					For the Year Ended	
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Net (loss) income attributable to common shareholders	$ (31,043)	$ (45,627)	$ (143,539)	$ (6,514)	$ 63,207	$ (226,723)	$ 119,682
Depreciation and amortization	46,886	48,519	42,699	22,878	13,396	160,982	50,598
Equity in earnings of unconsolidated joint venture	(444)	(3,297)	(1,610)	(1,727)	(35,463)	(7,078)	(40,918)
Loss on equity securities	–	–	9,450	(3,692)	–	5,758	–
Share of FFO from unconsolidated joint venture	1,291	1,678	1,676	1,761	1,202	6,406	4,823
Loss on impairment of real estate	–	–	100,747	–	–	100,747	–
Loss (gain) on sale of real estate	–	–	10	–	(11,114)	10	(12,054)
FFO adjustments attributable to noncontrolling interest	(11,250)	(11,407)	(11,434)	(4,604)	–	(38,695)	–
FFO attributable to common shareholders	5,440	(10,134)	(2,001)	8,102	31,228	1,407	122,131
Loss on early extinguishment of debt	–	21,370	–	828	–	22,198	–
Acquisition, transaction related and certain other financing costs [(1)]	–	32,016	30,303	18,673	486	80,992	1,132
Normalized FFO adjustments attributable to noncontrolling interest	–	(28,379)	–	–	–	(28,379)	–
Normalized FFO attributable to common shareholders	$ 5,440	$ 14,873	$ 28,302	$ 27,603	$ 31,714	$ 76,218	$ 123,263
Weighted average common shares outstanding - basic	65,307	65,250	65,221	65,212	65,212	65,248	65,169
Weighted average common shares outstanding - diluted	65,307	65,250	65,221	65,212	65,231	65,248	65,211
Per Common Share Data (basic and diluted):							
Net (loss) income attributable to common shareholders	(0.48)	(0.70)	(2.20)	(0.10)	0.97	(3.47)	1.83
FFO attributable to common shareholders	0.08	(0.16)	(0.03)	0.12	0.48	0.02	1.87
Normalized FFO attributable to common shareholders	0.08	0.23	0.43	0.42	0.49	1.17	1.89

1. Amounts for the year ended December 31, 2022, and three months ended March 31, 2022, June 30, 2022 and September 30, 2022, primarily represent debt issuance costs related to the $1,385,000 bridge loan facility we entered into in February 2022, which was scheduled to mature in February 2023. The bridge loan was repaid in full on September 22, 2022.

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26 INDUSTRIAL LOGISTICS PROPERTIES TRUST KEY FINANCIAL DATA BY INVESTMENT PORTFOLIO 1. Amounts represent this joint venture at 100%, not our proportionate share thereof. Amounts presented are derived from GAAP information and may not be comparable to amounts reflected in this joint venture's standalone financial information. 2. Other includes one consolidated mainland property containing approximately 64,000 rentable square feet located in New Jersey in which we have a 67% ownership interest; any corporate assets and liabilities including our equity investment in our unconsolidated joint venture; and adjustments to remove the non-controlling interest of Mountain Industrial REIT LLC from the balance sheet and income statement data.

27 INDUSTRIAL LOGISTICS PROPERTIES TRUST DEFINITIONS Non-GAAP Financial Measures: We present certain “non-GAAP financial measures” within the meaning of the applicable rules of the Securities and Exchange Commission, or SEC, including FFO attributable to common shareholders, Normalized FFO attributable to common shareholders, EBITDA, EBITDAre, Adjusted EBITDAre, NOI, same property NOI, Cash Basis NOI and same property Cash Basis NOI. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) or net income (loss) attributable to common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) and net income (loss) attributable to common shareholders as presented in our consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss) and net income (loss) attributable to common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI and Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. NOI and Cash Basis NOI: The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on page 22 and Same Property NOI and Same Property Cash Basis NOI as shown on page 23. We define NOI as income from our rental of real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization expense. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization and lease termination fees, if any. We use NOI and Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than we do. FFO and Normalized FFO Attributable to Common Shareholders: We calculate funds from operations, or FFO, attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 25. FFO attributable to common shareholders is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income (loss) attributable to common shareholders, calculated in accordance with GAAP, excluding loss on impairment of real estate, any gain or loss on sale of real estate, equity in earnings of unconsolidated joint venture and any realized and unrealized gains or losses on equity securities, plus real estate depreciation and amortization of consolidated properties and our proportionate share of FFO of unconsolidated joint venture properties and minus FFO adjustments attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO attributable to common shareholders, we adjust for the items shown on page 25 including similar adjustments for our unconsolidated joint venture, if any. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in the agreements governing our debt, the availability to us of debt and equity capital, our distribution rate as a percentage of the trading price of our common shares, or dividend yield, and our dividend yield compared to the dividend yields of other industrial REITs, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre: We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 24. EBITDAre is calculated on the basis defined by Nareit, which is EBITDA, including our proportionate share of EBITDAre from unconsolidated joint venture properties, and excluding gains and losses on the sale of real estate, equity in earnings of unconsolidated joint venture, loss on impairment of real estate, any realized and unrealized gains or losses on equity securities, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDAre, we adjust for the items shown on page 24. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do.

INDUSTRIAL LOGISTICS PROPERTIES TRUST Q4 2022 INVESTOR PRESENTATION Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458 ILPTREIT.COM 5 Logistics Drive Carlisle, PA 205,090 Square Feet ILPT Ownership: 22%